SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934

     Filed by the Registrant /X/
     Filed by a party other than the Registrant / /

     Check the appropriate box:
     / /  Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     /X/  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      The Lion Brewery, Inc. (File No. 0-28282)
     ------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

     ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required

     / /  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
          (5)  Total fee paid:

               ---------------------------------------------------------------

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)       Amount Previously Paid:

                    ----------------------------------------------------------
          (2)       Form, Schedule or Registration Statement No.:

                    ----------------------------------------------------------
          (3)       Filing Party:

                    ----------------------------------------------------------
          (4)       Date Filed:

                    ----------------------------------------------------------

                                THE LION BREWERY, INC.

                    --------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


          To the Shareholders of The Lion Brewery, Inc.:

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of THE LION BREWERY, INC., a Pennsylvania corporation (the "Company"), will be held on Monday, March 24, 1997 at 4:00 p.m., local time, at East Mountain Inn, 2400 East End Boulevard, Wilkes-Barre, Pennsylvania 18705 for the following purposes:

                1. To elect the Company's six directors to serve until the 1998 Annual Meeting of Shareholders and until their successors have been duly elected and qualified; and

                2. To transact such other business as may properly come before the Meeting or at any adjournment thereof.

                Only holders of record of common stock, $.01 par value, of the Company at the close of business on February 4, 1997, which has been fixed as the record date for the Meeting, shall be entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                Shareholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign, date and return the enclosed proxy card to ensure that your shares are represented at the Meeting. Shareholders who attend the Meeting may vote their shares personally, even though they have sent in their proxies.


          February   , 1997


                                        Donald J. Sutherland,
                                        Chairman of the Board of Directors

                                        Charles E. Lawson, Jr.
                                        President and Chief Executive Officer





                                      IMPORTANT

          THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                THE LION BREWERY, INC.

                           --------------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                    MARCH 24, 1997

                           --------------------------------

                                       GENERAL

                This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE LION BREWERY, INC., a Pennsylvania corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on March 24, 1997, at 4:00 p.m., local time, at East Mountain Inn, 2400 East End Boulevard, Wilkes-Barre, Pennsylvania 18705 and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                The principal executive offices of the Company are located at 700 North Pennsylvania Avenue, Wilkes-Barre, Pennsylvania 18705. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders is
          February   , 1997.

                         VOTING SECURITIES AND VOTE REQUIRED

                Only shareholders of record as of the close of business on February 4, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. On the Record Date, there were issued and outstanding 3,885,052 shares of common stock, $.01 par value, of the Company ("Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present and voting at the Meeting or at any adjournment thereof.

                                  VOTING OF PROXIES

                A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted for the election as directors of the persons named herein who have been nominated by the Board of Directors. Each such Proxy granted may be revoked at any time thereafter by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

                                  SECURITY OWNERSHIP

                The following table sets forth certain information as of December 27, 1996 regarding (i) the ownership of Common Stock by each person who is known to the management of the Company to have been the beneficial owner of more than five percent of the shares of Common Stock outstanding on such date, (ii) the ownership interests of each director of the Company and each nominee for director of the Company, (iii) the ownership interests of the executive officers and key employees of the Company and (iv) the ownership interests of all directors and executive officers of the Company as a group.



                   NAME                   POSITION WITH THE COMPANY
           --------------------           -------------------------
           Donald J. Sutherland             Chairman of the Board
                                              of Directors

           Sans Peur Corporation            None
             c/o Quincy Partners
             P.O. Box 154
             Glen Head, NY 11545

           Quincy Partners                  None
             P.O. Box 154
             Glen Head, NY 11545

           Lion Partners Company            None
             L.P.
             c/o Quincy Partners
             P.O. Box 154
             Glen Head, NY 11545

           Charles E. Lawson, Jr.           Chief Executive Officer,
                                               President and Director

           Patrick E. Belardi               Vice President, Chief
                                              Financial Officer and
                                              Treasurer

           Donald R. Ladhoff                Vice President-Sales and
                                              Marketing

           Leo Orlandini                    Head Brewmaster

           David Finn                       Vice President-Packaging
                                              and Warehousing

           Robert Covert                    Vice President-Logistics

           Carlo A. von Schroeter           Director

           George W, Peck, IV               Director

           Thomas S. Ablum                  Director



                                               BENEFICIAL OWNERSHIP
                                         ------------------------------
                  NAME                      SHARES        PERCENTAGE
           --------------------          ------------     ----------

           Donald J. Sutherland          1,558,075(1)       40.0%

           Sans Peur Corporation         1,545,184(2)       39.8
             c/o Quincy Partners
             P.O. Box 154
             Glen Head, NY 11545

           Quincy Partners               1,545,184(3)       39.8
             P.O. Box 154
             Glen Head, NY 11545

           Lion Partners Company         1,495,184          38.5
             L.P.
             c/o Quincy Partners
             P.O. Box 154
             Glen Head, NY 11545

           Charles E. Lawson, Jr.           95,701(4)        2.4

           Patrick E. Belardi               17,105(5)         *

           Donald R. Ladhoff                10,000(6)         *

           Leo Orlandini                     6,445(6)         *

           David Finn                        4,293(6)         *

           Robert Covert                     4,293(6)         *

           Carlo A. von Schroeter            2,200(7)         *

           George W, Peck, IV                1,000(8)         *

           Thomas S. Ablum                      --(9)        --

                    NAME                     POSITION WITH THE COMAPNY
           --------------------------        -------------------------
           Henry T. Wilson                   Director

           All executive officers and
             directors as a group (11
             persons)

           -------------------------------
           * less than one percent


                                                BENEFICIAL OWNERSHIP
                                            ----------------------------
                    NAME                        SHARES        PERCENTAGE
           --------------------------       -------------     ----------

           Henry T. Wilson                         --(10)         --

           All executive officers and       1,699,112(11)         42.1
             directors as a group (11
             persons)

          --------------------------------
          * less than one percent

          (1) Includes (i) 1,495,184 shares of Common Stock owned by Lion Partners Company L.P. ("Lion Partners"), (ii) 50,000 shares of Common Stock owned by Quincy Partners and (iii) presently exercisable options to purchase 12,891 shares of Common Stock held by Mr. Sutherland. Mr. Sutherland is the sole stockholder of Sans Peur Corporation, which is the sole general partner of Quincy Partners. Quincy Partners is the sole general partner of Lion Partners. Lion Partners was formed for the purpose of investing in the Company and its sole asset consists of shares of Common Stock.
          (2) Includes (i) 1,495,184 shares of Common Stock owned by Lion Partners and (ii) 50,000 shares of Common Stock owned by Quincy Partners. Sans Peur Corporation is the sole general partner of Quincy Partners, which is the sole general partner of Lion Partners.
          (3) Includes (i) 1,495,184 shares of Common Stock owned by Lion Partners and (ii) 50,000 shares of Common Stock owned directly by Quincy Partners. Quincy Partners is the sole general partner of Lion Partners.
          (4) Includes presently exercisable options to purchase 57,251 shares of Common Stock at $1.40 per share and 35,450 shares of Common Stock at $6.00 per share.
          (5) Includes presently exercisable options to purchase 16,105 shares of Common Stock at $6.00 per share.
          (6) Consists of presently exercisable options to purchase shares of Common Stock at $6.00 per share.
          (7) Does not include (i) 150,000 shares of Common Stock owned directly by Weston Presidio Offshore Capital C.V. or (ii) shares of Common Stock attributable to a 16.67% limited partnership interest in Lion Partners owned by Weston Presidio Offshore Capital C.V. Mr. von Schroeter is a limited partner of Weston Presidio Management LP, a general partner of Weston Presidio Offshore Capital C.V.
          (8) Does not include shares of Common Stock attributable to a 4.76% limited partnership interest in Lion Partners owned by Canbo Partners, of which Mr. Peck is the general partner.
          (9)   Does not include shares of Common Stock attributable to his
                1.19% limited partnership interest in Lion Partners.
          (10)  Does not include  (i) 25,000 shares  of Common Stock  owned directly by Northwood Ventures, a partnership of which Mr. Wilson is a special limited partner, or (ii) shares of Common Stock attributable to a 16.67% limited partnership interest in Lion Partners owned by Northwood Ventures.
          (11) Includes presently exercisable options to purchase an aggregate of 146,728 shares of Common Stock held by the following persons: Donald J. Sutherland (12,891); Charles
                E. Lawson, Jr. (92,701); Patrick E. Belardi (16,105); Donald R. Ladhoff (10,000); Leo Orlandini (6,445); David Finn (4,293) and Robert Covert (4,293).

                                     PROPOSAL I

                                ELECTION OF DIRECTORS
                                ---------------------

                A total of six directors are to be elected at the Meeting by the holders of Common Stock to serve until the 1998 Annual Meeting of Shareholders.

                There were five meetings of the Board of Directors of the Company held during the fiscal year ended September 30, 1996. All directors attended 75% or more of the meetings of the Board.

                Members of the Board of Directors who are not employees of the Company receive an annual retainer of $1,500 for serving as director and $500 per board meeting attended. The Chairman of the Board receives $12,500 per quarter for serving in such capacity and the Chairman of the Audit Committee receives an additional $1,500 per year for serving in such capacity. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings.

                Directors shall be elected by a plurality of the votes cast
          at   the  Meeting.    The  names  of  the  nominees  and  certain
          information with regard to each nominee follows:

                    NOMINEES FOR DIRECTOR (TO SERVE UNTIL THE 1998
                           ANNUAL MEETING OF SHAREHOLDERS)


                                       HAS SERVED
                                       AS DIRECTOR   POSITION(S) WITH THE
                   NAME          AGE      SINCE            COMPANY
           --------------------  ---   -----------   --------------------

           Donald J. Sutherland   66      1993         Chairman of the
                                                      Board of Directors

           Charles E. Lawson,     46      1994         President, Chief
           Jr.                                            Executive
                                                     Officer and Director

           Thomas S. Ablum        42      1993             Director

           George W. Peck, IV     65      1993             Director

           Henry T. Wilson        37      1993             Director

           Carlo A. von           33      1996             Director
           Schroeter

          --------------------

                DONALD J. SUTHERLAND was elected a Director and Chairman of the Board of the Company in October 1993. Since 1975, Mr. Sutherland has been President and sole employee of the general partner of Quincy Partners, a buyout and management firm. Quincy Partners is the general partner of Lion Partners, the Company's largest shareholder. See "Certain Relationships and Related Transactions."

                CHARLES E. LAWSON, JR. joined the Company as Executive Vice President in March 1994 and was appointed President, Chief Executive Officer and Director of the Company in May 1994. Prior to joining the Company, Mr. Lawson had over twenty years experience in the beverage packaging industry and from April 1992 until March 1994 was Director of Sales of the brewery and soft drink divisions of Riverwood International, Inc. Prior thereto Mr. Lawson was employed by Julian B. Slevin Co., Inc. in various capacities since 1973 and from 1988 to 1992 was its Vice President of Sales and Marketing.

                THOMAS S. ABLUM was elected a Director of the Company in October 1993 and has been a principal in Ablum, Brown & Company, a private investment banking firm, since February 1988.

                GEORGE W. PECK, IV was elected a Director of the Company in October 1993. Since January 1997, Mr. Peck has been a special limited principal of Kohlberg & Co. LLC, a private merchant bank formerly known as Kohlberg & Co. ("Kohlberg"). From 1987 until December 1996, Mr. Peck was a general partner of Kohlberg. Mr. Peck also serves as a director for ABC Rail Products Corp., Northwestern Steel & Wire Co. and ABT Building Products Corp.

                HENRY T. WILSON was elected a Director of the Company in October 1993. Since 1991, Mr. Wilson has been Managing Director and a special limited partner of Northwood Ventures, a New York limited partnership which invests in venture capital opportunities. From 1986 to 1991, Mr. Wilson was employed in the Investment Banking Division of Merrill Lynch & Co., most recently as a Vice President.

                CARLO A. VON SCHROETER was elected a Director of the Company in May 1996. Since August 1996, Mr. von Schroeter has been a general partner at Weston Presidio Capital, a venture capital firm. From 1992 until August 1996, Mr. von Schroeter was a principal at Weston Presidio Capital. Mr. von Schroeter is also a limited partner of Weston Presidio Management LP, a general partner of Weston Presidio Offshore Capital C.V.


          OTHER DIRECTORS AND EXECUTIVE OFFICERS

                Set forth below is certain information regarding the other executive officers of the Company:

                     NAME           AGE               POSITION
           ------------------       ---    -------------------------------

           Patrick E. Belardi        36    Vice President, Chief Financial
                                           Officer and Treasurer

           Donald R. Ladhoff         40    Vice President-Sales and
                                           Marketing

           David Finn                46    Vice President-Packaging and
                                           Warehousing

           Robert Covert             45    Vice President-Logistics

           Leo Orlandini             35    Head Brewmaster


                PATRICK E. BELARDI joined the Company in October 1994 as Vice President and Chief Financial Officer. Mr. Belardi, a certified public accountant, was employed by Laventhol & Horwath from 1982 to 1990 and then was a principal at Kronick Kalada Berdy & Co., P.C., a prior accounting firm of the Company, from 1990 to October 1994.

                DONALD R. LADHOFF joined the Company in March 1996 as Vice President-Sales and Marketing. Prior to joining the Company, Mr. Ladhoff was employed by the Canandaigua Wine Company, Inc. from 1990 through 1995. Mr. Ladhoff has 18 years experience in sales and marketing of alcoholic beverages.

                DAVID FINN joined the Company in 1974 and has served as Vice President-Packaging and Warehousing since 1990.

                ROBERT COVERT joined the Company in 1974 and has served as Vice President-Logistics since 1991.

                LEO ORLANDINI joined the Company in 1988 as Quality Assurance Manager. After attending brewing school at the Seibel Institute of Technology in 1991, he returned to the Company and was appointed Assistant Brewmaster in April 1992. In May 1995, he was promoted to Head Brewmaster.

                There are no family relationships between any present director or officer and any other present director or officer.

                The Company believes that, during the fiscal year ended September 30, 1996, its executive officers, directors and holders of more than 10% of the shares of Common Stock complied with all
          Section 16(a) filing requirements.

                Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                         COMMITTEES OF THE BOARD OF DIRECTORS

          The AUDIT COMMITTEE, which is currently comprised of Messrs. Ablum, Sutherland, Peck and Wilson, with Mr. Ablum serving as chairman, recommends the selection of the Company's independent public accountants and consults with the independent public accountants on the Company's internal accounting controls. The Audit Committee did not meet during fiscal 1996.

          The COMPENSATION COMMITTEE, which is currently comprised of Messrs. Peck, Wilson and Sutherland, with Mr. Wilson serving as chairman, recommends to the Board salaries and bonuses for the Company's officers and administers the Company's 1996 Stock Option Plan. The Compensation Committee met once during fiscal 1996.


                                EXECUTIVE COMPENSATION

          SUMMARY COMPENSATION TABLE

                The following table sets forth certain information concerning all cash compensation awarded to, earned by or paid to the Company's Chief Executive Officer during the Company's last two fiscal years. Other than the Chief Executive Officer, no executive officer or employee received compensation exceeding $100,000 during the Company's last two fiscal years.

                                                  ANNUAL COMPENSATION
                                                  -------------------
           NAME AND PRINCIPAL
           POSITION                  YEAR        SALARY          BONUS
           ------------------        ----        ------          -----
           Charles E. Lawson, Jr.   1996        $147,908        $45,000
             President, Chief       1995         133,374         25,000
             Executive Officer
             and Director

                                                             LONG-TERM
                                           ANNUAL           COMPENSATION
                                        COMPENSATION           AWARDS
                                        ------------        ------------
                                            OTHER            SECURITIES
           NAME AND PRINCIPAL              ANNUAL            UNDERLYING
           POSITION                     COMPENSATION          OPTIONS
           ------------------           ------------         ----------
           Charles E. Lawson, Jr.       $     -              106,350(1)
             President, Chief             21,328(2)              -
             Executive Officer
             and Director

          ---------------------
          (1) Options to purchase 35,450 shares of Common Stock are presently exercisable; options to purchase the remaining 70,900 shares vest over a two-year period.
          (2)   Relocation expenses.

                The Company maintains a noncontributory defined benefit pension plan covering nonunion employees. The plan provides benefits based on years of service and compensation levels. Mr. Lawson and other key employees of the Company participate in this plan.

          OPTION GRANTS IN FISCAL 1996

                                         PERCENT OF
                                           TOTAL
                                          OPTIONS
                                         GRANTED TO   EXERCISE
           NAME AND        SECURITIES    EMPLOYEES     PRICE
           PRINCIPAL       UNDERLYING      DURING       PER     EXPIRATION
           POSITION          OPTIONS    FISCAL YEAR    SHARE       DATE
           --------        ----------   -----------   -------   ----------
           Charles E.      106,350(1)      39.6%       $6.00    May 7, 2006
           Lawson, Jr.,
             President,
             Chief
             Executive
             Officer and
             Director

          -------------------
          (1) Options to purchase 35,450 shares of Common Stock are presently exercisable; options to purchase the remaining 70,900 shares vest over a two-year period.

          AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

             The following table provides information on the value of unexercised stock options owned by the executive officer named in the Summary Compensation Table as of September 30, 1996. No options were exercised in fiscal 1996.

                                                   VALUE OF UNEXERCISED
                                                       IN-THE-MONEY
                         NUMBER OF UNEXERCISED          OPTIONS AT
                               OPTIONS AT              SEPTEMBER 30,
                           SEPTEMBER 30, 1996             1996(1)
                                       UNEXER-     EXER-       UNEXER-
           NAME         EXERCISABLE    CISABLE    CISABLE      CISABLE
           ----         -----------    -------    -------      -------
           Charles E.     92,701        70,900    $213,260    $    -0-
           Lawson,
           Jr.,
           President,
            Chief
            Executive
            Officer
             and
            Director

          -------------------
          (1) The dollar values have been calculated by determining the difference between the fair market value of the securities underlying the options at September 30, 1996 and the exercise price of the options.

          EMPLOYMENT AGREEMENTS

                Charles E. Lawson, Jr. currently is employed under an agreement that provides for an annual salary of $155,000 and a bonus at the discretion of the Board of Directors in consideration for services rendered by him to the Company. Under the agreement, Mr. Lawson is entitled to participate in all health benefits and other employee benefit programs of the Company, including the Company's defined benefit retirement plan, and is provided with an automobile at the Company's expense. Pursuant to the agreement, Mr. Lawson received options to purchase 57,251 shares of Common Stock at an exercise price of $1.40 per share exercisable at any time prior to 2001 provided that Mr. Lawson is then an employee of the Company. In the event that Mr. Lawson's employment with the Company terminates, the agreement subjects Mr. Lawson to certain noncompetition restrictions. Upon termination of Mr. Lawson by the Company without cause or upon a change in control of the Company coupled with a diminishment of responsibilities, Mr. Lawson is entitled to two years' severance, subject to mitigation if he obtains other employment.

                Patrick E. Belardi is employed under an agreement that provides for an annual salary of $80,000 and a bonus at the discretion of the Board of Directors in consideration for services rendered by him to the Company. The agreement has an anniversary date of October 1, and is automatically renewable on a year to year basis. Under the agreement, Mr. Belardi is entitled to participate in all health benefits and other employee benefit programs of the Company, including the Company's defined benefit retirement plan. Upon termination of Mr. Belardi by the Company without cause, Mr. Belardi is entitled to one year s severance, subject to mitigation if he obtains other employment.

          STOCK OPTION PLAN

                The Company's 1996 Stock Option Plan (the "Plan") permits the granting of options to employees and directors of the Company. An aggregate of 400,000 shares have been reserved for issuance under the Plan. The Plan is administered by the Compensation Committee of the Board of Directors, which generally has the authority to select individuals who are to receive options and to specify the terms and conditions of each option so granted, including the number of shares covered by the option, the type of option (incentive stock option or nonqualified stock option), the exercise price (which in all cases must be at least 100% of the fair market value of the Common Stock on the date of grant), vesting provisions and the overall option term. The Company has granted options to purchase an aggregate of 268,431 shares of Common Stock to certain officers, directors and other key employees of the Company. All of these options vest over a period of two years commencing on the date of grant and have an exercise price equal to the $6.00 per share.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                In October 1993, the Company entered into a Stock Purchase and Redemption Agreement (the Agreement") among the Company, Lion Partners Company L.P. ("Lion Partners") and William J. Smulowitz, Rochelle P. Smulowitz, Lester S. Smulowitz and Lynn Muchnick (collectively, the "Prior Owners"). Under the Agreement the Prior Owners sold to Lion Partners 1,495,184 shares of Common Stock, representing 24.5% of the then issued and outstanding shares of
          capital  stock   of  the  Company  (collectively  the  "Purchased
          Shares"), for a total purchase price of $2.1 million. Immediately following the consummation of the purchase and sale of the Purchased Shares, the Company redeemed from the Prior Owners 4,254,165 shares of Common Stock (the "Redemption Shares"), representing 69.7% of the then issued and outstanding shares of capital stock of the Company, in exchange for $8.4 million, of which $4.4 million was used to discharge in full the indebtedness borrowed by the Company. In October 1993, the Company obtained revolving and term loan financing from Norwest Bank Minnesota, N.A., and term loan financing from The Marlborough

          Capital Investment Fund, L.P. ("Marlborough") and Weston Presidio Offshore Capital C.V. ("Weston") (collectively, the "Lenders") to finance the repurchase of the Redemption Shares and for working capital. None of the Lenders are affiliates of the Company. After giving effect to the sale of the Purchased Shares and the redemption, the Prior Owners owned in the aggregate 19.2% of the Common Stock of the Company and Lion Partners owned 80.8% of the Common Stock of the Company. Prior to this transaction, Lion Partners had no affiliation with the Company. In connection with the financing provided by Marlborough and Weston, the Company issued warrants to Marlborough and Weston to purchase, for
          nominal   consideration,  265,391   shares  and   26,174  shares,
          respectively,  of  Common  Stock.    In  December  1995,  each of
          Marlborough  and  Weston   exercised  their  warrants   in  full.
          Marlborough and Weston had the right to require the Company to repurchase their shares of Common Stock for an amount based upon the fair market value of the Common Stock at any time beginning September 1998 and ending upon the occurrence of certain events. This right was terminated upon the consummation of the initial public offering of Common Stock in May 1996 (the "IPO"). The Company repurchased 132,696 shares of Common Stock from Marlborough for $950,000 upon consummation of the IPO.

                MANAGEMENT AGREEMENT. In October 1993, Quincy Partners, the general partner of Lion Partners, entered into a management agreement with the Company (the "Management Agreement"). Under the Management Agreement, Quincy Partners provided management consulting services to the Company in the areas of financial management, marketing and general management. In consideration for services performed by Quincy Partners, the Company paid Quincy Partners $130,000 per year. The Management Agreement terminated upon consummation of the IPO. Following termination of the Management Agreement, Donald J. Sutherland, President of the general partner of Quincy Partners, has received a fee of $12,500 per quarter for his services as Chairman of the Board of the Company. Effective May 1996, Mr. Sutherland was granted options to purchase 38,673 shares of Common Stock at $6.00 per share, which shares vest over two years. The Company paid $80,000 to Quincy Partners as an advisory fee in connection with the IPO.


                                    ANNUAL REPORT

                All shareholders of record as of February 4, 1997 are being sent together with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996 which contains audited financial statements of the Company for the fiscal years ended September 30, 1996 and September 30, 1995.


                    SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

                Shareholders who desire to submit proposals for inclusion in the Company's proxy statement for the 1998 Annual Meeting of Shareholders of the Company must submit such proposals to the Secretary of the Company at the Company's principal office at 700 North Pennsylvania Avenue, Wilkes-Barre, Pennsylvania 18705 by October 7, 1997.

                          INDEPENDENT PUBLIC ACCOUNTANTS

                The Company has selected Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended September 30, 1996, to continue as independent public accountants of the Company. Representatives of Arthur Andersen LLP are expected to attend the Meeting and will be available to respond to appropriate questions. Such representatives will also be given an opportunity to make a statement if they so desire.

                In November 1995, the Company retained Arthur Andersen LLP as its independent public accountants replacing the Company's former auditors, Richard A. Eisner & Company LLP. There were no disagreements with the former auditors on any matter of accounting principles or practice, financial statements for the fiscal year ended September 30, 1994 or up through the time of replacement which, if not resolved to the former auditors'
          satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining Arthur Andersen LLP, the Company had not consulted with Arthur Andersen LLP regarding accounting principles.


                                    OTHER MATTERS

                As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting other than as set forth in this Proxy Statement and the time for such matters to be presented by shareholders has expired. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

                All of the costs and expenses in connection with the solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by use of mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview.

                It is important that proxies be returned promptly. Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                        DONALD J. SUTHERLAND
                                        Chairman of the Board of Directors

                                        CHARLES E. LAWSON, JR.
                                        President and Chief Executive Officer

          February   , 1997

                                                                 PROXY CARD


                                THE LION BREWERY, INC.
                   ANNUAL MEETING OF SHAREHOLDERS - MARCH 24, 1997

                    The undersigned hereby appoints Charles E. Lawson and Patrick E. Belardi, and each of them, proxies with powers of substitution each, for and in the name of the undersigned to vote all shares of Common Stock of THE LION BREWERY, INC., a Pennsylvania corporation (the "Company"), that the undersigned would be entitled to vote at the Company's 1997 Annual Meeting of Shareholders (the "Meeting"), and at any adjournments thereof, upon the matters set forth in the Notice of Meeting as stated below, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting.

                    The undersigned acknowledges receipt of the Notice of Meeting and the accompanying Proxy Statement and Annual Report on Form 10-KSB.

          THIS  PROXY IS BEING  SOLICITED BY THE  BOARD OF DIRECTORS.   THE
          BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTORS LISTED BELOW.

                    Election  of Directors  for all  nominees  listed below
                                 (except as indicated)

                       [ ] FOR   [ ] WITHHOLD AUTHORITY


                    The nominees of the Board of Directors are:

                              Donald J. Sutherland
                              Charles E. Lawson, Jr.
                              Thomas S. Ablum
                              George W. Peck, IV
                              Henry T. Wilson
                              Carlo A. von Schroeter

          INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the space provided below:




               ---------------------------------------------------

                    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy, when properly executed and returned, will be voted "FOR" the election of the six named individuals as directors.

                                        Dated:
                                               ----------------------------



                                               ----------------------------
                                                        Signature


                                               ----------------------------
                                                        Name

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS  HEREON.   IF THE  STOCK IS
                                        REGISTERED IN MORE  THAN ONE  NAME,
                                        EACH   JOINT   OWNER  SHOULD   SIGN
                                        PERSONALLY.      WHEN  SIGNING   AS
                                        ATTORNEY,  EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR GUARDIAN, GIVE YOUR FULL
                                        TITLE AS  IT APPEARS HEREON.   ONLY
                                        AUTHORIZED OFFICERS SHOULD SIGN FOR
                                        A CORPORATION.

                                        PLEASE  SIGN,  DATE  AND MAIL  THIS
                                        PROXY  IMMEDIATELY IN  THE ENCLOSED
                                        ENVELOPE.